EXHIBIT 99.1

FIRST AMENDMENT AGREEMENT dated as of April 3, 2013 (this “First Amendment”), to the Credit and Guaranty Agreement dated as of October 10, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among RADNET MANAGEMENT, INC., a California corporation (the “Borrower”), RADNET, INC., a Delaware corporation (“Holdings”), CERTAIN SUBSIDIARIES AND AFFILIATES OF THE BORROWER, as Guarantors, the Lenders party thereto from time to time, BARCLAYS BANK PLC (“Barclays”), as Administrative Agent (together with its permitted successors in such capacity, the “Administrative Agent”) and as Collateral Agent (together with its permitted successors in such capacity, the “Collateral Agent”), GENERAL ELECTRIC CAPITAL CORPORATION, as Syndication Agent (in such capacity, the “Syndication Agent”), and DEUTSCHE BANK SECURITIES INC. and RBC CAPITAL MARKETS1, as Co-Documentation Agents (in such capacity, the “Documentation Agents”).

RECITALS

A.                The Borrower has requested that the Credit Agreement be amended so as to, among other things, provide for a new tranche of term loans thereunder (the “New Term Loans”), the proceeds of which would refinance any Term Loans that are outstanding under the Credit Agreement immediately prior to the effectiveness of this First Amendment (the “Existing Term Loans”) and provide for an incremental $40,000,000 of proceeds to be used as set forth below in Recital B and which, except as modified hereby, would have the same terms as the Existing Term Loans under the Credit Agreement;

B.                 On the First Amendment Effective Date (as defined below), the Borrower shall (a) borrow such New Term Loans and (b) use the proceeds thereof (i) to repay in full all Existing Term Loans under the Credit Agreement (excluding any Exchanged Term Loans (as defined below), (ii) to repay Revolving Loans, (iii) to pay premium, fees and expenses incurred in connection with the foregoing and (iv) to the extent remaining after the application of proceeds for the foregoing, for general corporate purposes of the Borrower.

C.                 Except as otherwise provided herein, all capitalized terms used but not defined herein shall have the meanings given them in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.      New Term Loans.

(a)                Subject to the terms and conditions set forth herein, each Person executing this First Amendment either as “New Term Lender” or as an existing Lender electing a Cashless Roll Option on its signature page hereto (each a “New Term Loan Lender”) agrees, severally and not jointly, to make New Term Loans to the Borrower on the First Amendment Effective Date in an amount specified on such signature page, in the case of a New Term Lender, or, in the case of an existing Lender electing a Cashless Roll Option, as set forth in such Cashless Roll Option. Such New Term Loans shall be made in the manner contemplated by paragraph (b) or (c) of this Section.

1 RBC Capital Markets is the brand name for the capital markets activities of Royal Bank of Canada and its affiliates.

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(b)               Each New Term Loan Lender shall make New Term Loans on the First Amendment Effective Date by either (i) exchanging its Existing Term Loans, for New Term Loans in an equal principal amount (or such lesser amount as may be allocated to such Lender as notified to such Lender by the Administrative Agent prior to the First Amendment Effective Date) or (ii) making its New Term Loans in accordance with Section 1(c) below. Any portion of an Existing Term Loan exchanged for a New Term Loan as contemplated hereby is referred to herein as an “Exchanged Term Loan”. Each New Term Loan Lender that holds Existing Term Loans may elect to make its New Term Loans in the manner set forth in clause (i) of this Section by electing the “Cashless Roll Option” on its signature page hereto.

(c)                The Borrower shall give the Administrative Agent irrevocable notice prior to 1:00 p.m., New York City time, (i) one Business Day prior to the anticipated First Amendment Effective Date in the case of Base Rate Loans and (ii) three Business Days prior to the anticipated First Amendment Effective Date in the case of Eurodollar Loans) requesting that the New Term Lenders make the New Term Loans on the requested funding date and specifying the amount to be borrowed. Upon receipt of such notice the Administrative Agent shall promptly notify each New Term Loan Lender thereof. Not later than 1:00 p.m., New York City time, on such requested funding date each applicable New Term Loan Lender (other than a Lender that is exchanging its Existing Term Loans by electing the Cashless Roll Option) shall make available to the Administrative Agent at the Principal Office designated by the Administrative Agent an amount in immediately available funds equal to the New Term Loans to be made by such Lender. Notwithstanding anything herein to the contrary, (i) the New Term Loans funded on the First Amendment Effective Date may, at the Borrower’s request, be funded as Eurodollar Rate Loans which shall be deemed to have an initial Interest Period identical to the Interest Period of the existing applicable Term Loans outstanding as of the date hereof prior to the effectiveness of this First Amendment and (ii) the Lenders party hereto waive the payment of any breakage loss or expense under Section 2.18(c) of the Credit Agreement in connection with the repayment of the Term Loans on the First Amendment Effective Date.

(d)               The Required Lenders and the Administrative Agent waive the requirement for delivery of a notice of prepayment pursuant to Section 2.13(a) of the Credit Agreement.

(e)                On the First Amendment Effective Date, the Borrower shall apply the cash proceeds of the New Term Loans as set forth in clause B of the Recitals to this First Amendment.

(f)                For the avoidance of doubt, on and after the First Amendment Effective Date, each reference in the Credit Agreement to “Tranche B Term Loans” shall, except as the context may otherwise require, be deemed to be a reference to the New Term Loans contemplated hereby.

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SECTION 2.      Amendments. Effective as of the First Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a)               Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in the correct alphabetical order:

““First Amendment” means the First Amendment to this Agreement, among the Borrower, Holdings, the Subsidiary Guarantors, the Administrative Agent and the Lenders party thereto, dated as of April 3, 2013.”

““First Amendment Effective Date” has the meaning specified in the First Amendment.”

(b)              Section 1.01 of the Credit Agreement is further amended by revising the last sentence of the definition of “Adjusted Eurodollar Rate” to read as follows:

“Notwithstanding anything herein to the contrary, in respect of Tranche B Term Loans only, the Adjusted Eurodollar Rate shall not be less than 1.00% per annum at any time.”

(c)               Section 1.01 of the Credit Agreement is further amended by revising subsection (i) of the definition of “Applicable Margin” to read as follows:

“(i) (a) with respect to Tranche B Term Loans that are Eurodollar Rate Loans, 3.25% per annum and (b) with respect to Tranche B Term Loans that are Base Rate Loans, 2.25% per annum; and”

(d)              Section 1.01 of the Credit Agreement is further amended by revising subsection (iii) of the definition of “Base Rate” to read as follows:

“(iii) solely in respect of Tranche B Term Loans, 2.00% and”

(e)               Section 1.01 of the Credit Agreement is further amended by amending and restating the definition “Tranche B Term Loan Commitment” as follows:

“Tranche B Term Loan Commitment” means the commitment of a Lender to make or otherwise fund a Tranche B Term Loan and “Tranche B Term Loan Commitments” means such commitments of all Lenders in the aggregate. The amount of each Lender’s Tranche B Term Loan Commitment, if any, is set forth on such Lender’s signature page to the First Amendment or in the applicable Assignment Agreement, subject to any adjustment or reduction pursuant to the terms and conditions hereof. The aggregate amount of the Tranche B Term Loan Commitments as of the First Amendment Effective Date is $388,250,000.

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(f)               Section 2.12 of the Credit Agreement is hereby amended and restated as follows:

“The principal amounts of the Tranche B Term Loans shall be repaid in consecutive quarterly installments (each, an “Installment” in the aggregate amounts set forth below on the dates set forth below (each, an “Installment Date”) commencing June 30, 2013:

Amortization Date	Tranche B Term Loan Installments
June 30, 2013	$975,000.00
September 30, 2013	$975,000.00
December 31, 2013	$975,000.00
March 31, 2014	$975,000.00
June 30, 2014	$975,000.00
September 30, 2014	$975,000.00
December 31, 2014	$975,000.00
March 31, 2015	$975,000.00
June 30, 2015	$975,000.00
September 30, 2015	$975,000.00
December 31, 2015	$975,000.00
March 31, 2016	$975,000.00
June 30, 2016	$975,000.00
September 30, 2016	$975,000.00
December 31, 2016	$975,000.00
March 31, 2017	$975,000.00
June 30, 2017	$975,000.00
September 30, 2017	$975,000.00
December 31, 2017	$975,000.00
March 31, 2018	$975,000.00
June 30, 2018	$975,000.00
September 30, 2018	$975,000.00
October 10, 2018	$366,800,000.00

The principal amounts of any Incremental Term Loans shall be repaid as set forth in the applicable Joinder Agreement.

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Notwithstanding the foregoing, (x) such Installments shall be reduced on a pro rata basis in connection with any voluntary or mandatory prepayments in accordance with Sections 2.13, 2.14 and 2.15 and the applicable Joinder Agreement, as applicable; (y) the Tranche B Term Loans, together with all other amounts owed hereunder with respect thereto, shall, in any event, be paid in full no later than the Tranche B Term Loan Maturity Date; and (z) the Incremental Term Loans, together with all other amounts owed hereunder with respect thereto, shall, in any event, be paid in full no later than the Incremental Term Loan Maturity Date.”

(g)               Section 2.13(d) of the Credit Agreement is hereby amended by deleting the text “prior to the first anniversary of the Closing Date” and replacing it with the following text “prior to the first anniversary of the First Amendment Effective Date”

(h)               Section 5.01(g) of the Credit Agreement is hereby amended and restated as follows:

“Financial Plan.  No later than March 31 of each Fiscal Year, a consolidated plan and financial forecast for such Fiscal Year (a “Financial Plan”), including (1) a forecasted consolidated balance sheet and forecasted consolidated statements of income and cash flows of Holdings and its Subsidiaries for such Fiscal Year, and an explanation of the assumptions on which such forecasts are based and (2) forecasted consolidated statements of income and cash flows of Holdings and its Subsidiaries for each quarter of such Fiscal Year;”

SECTION 3.      Waiver. On the terms and subject to the conditions set forth herein and in reliance on the representations and warranties set forth herein, the Required Lenders hereby waive (i) any Default that may have arisen in connection with the covenant in Section 5.01(g) of the Credit Agreement prior to the First Amendment Effective Date, (ii) any Default that may have arisen in connection with Section 5.01(e) of the Credit Agreement prior to the First Amendment Effective Date by not delivering a notice of Default with respect to any Default described in clause (i) hereto and (iii) any Event of Default that may have arisen under Sections 8.01(c) and (e) of the Credit Agreement, but solely to the extent any such Event of Default is a result of a Default described in clauses (i)-(iii).

SECTION 4.      Representations and Warranties. To induce the other parties hereto to enter into this First Amendment, each of the Loan Parties represents and warrants to the Administrative Agent that, as of the date hereof:

(a)                Each Loan Party has the requisite power and authority to execute and deliver this First Amendment and to perform its obligations under this First Amendment and each Loan Document, as amended hereby. The execution and delivery of this First Amendment and the performance by each Loan Party of this First Amendment and each Loan Document (as amended hereby) to which it is a party have been duly approved by all necessary organizational action of each such Loan Party;

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(b)               This First Amendment has been duly executed and delivered by each Loan Party that is a party hereto and thereto and this First Amendment is the legally valid and binding obligation of such Loan Party party thereto, enforceable against such Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and

(c)                no Default or Event of Default has occurred and is continuing except as set forth in Section 3 hereof.

SECTION 5.      Reaffirmations.

(a)                Each Guarantor, subject to the terms and limits contained in the Credit Agreement, reaffirms its guaranty of the Obligations pursuant to the Credit Agreement as amended by this First Amendment. Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of this First Amendment and consents to this First Amendment. Each Loan Party hereby confirms that each Loan Document to which it is a party or is otherwise bound will continue to be in full force and effect as amended by this First Amendment and all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this First Amendment.

(b)               The undersigned, as Grantors under the Pledge and Security Agreement, and, as applicable, as parties to the other Security Documents hereby consent and agree to this First Amendment and hereby confirm and agree that (i) each of the Pledge and Security Agreement and the other Security Documents is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all material respects and (ii) each of the Pledge and Security Agreement and the other Security Documents and the Collateral described therein does, and shall continue to, secure the payment and performance of all of the Obligations of such Grantors immediately prior to and after giving effect to this First Amendment and the funding of the New Term Loans.

SECTION 6.      Amendment Agreement Effectiveness; Conditions Precedent to Borrowing of Loans. The effectiveness of this First Amendment shall be subject to the following conditions precedent and the date on which such conditions have been satisfied is referred to herein as the “First Amendment Effective Date”:

(a)                the Administrative Agent shall have received counterparts of this First Amendment from each of the Borrower, the Guarantors, each New Term Lender and the Lenders constituting the Required Lenders (as defined in the Credit Agreement before the effectiveness of this First Amendment);

(b)               the Administrative Agent shall have received a Borrowing Notice from the Borrower with respect to the New Term Loans;

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(c)                as of the First Amendment Effective Date, the representations and warranties contained herein and in the other Loan Documents shall be true and correct in all material respects on and as of the First Amendment Effective Date (after giving effect to this First Amendment) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided, that to the extent any such representation or warranty is already qualified by materiality or material adverse effect, such representation or warranty shall be true and correct in all respects;

(d)               As of the First Amendment Effective Date, no event shall have occurred and be continuing or would result from the effectiveness hereof that would constitute a Default or Event of Default except as specified in Section 3 hereof;

(e)                The Borrower shall have applied (or shall apply concurrently with the effectiveness hereof), the aggregate proceeds of the New Term Loans, to prepay in full the principal amount of all Existing Term Loans (other than Exchanged Term Loans) and to repay Revolving Loans. The Borrower shall have paid (or shall pay concurrently with the effectiveness hereof) (a) all accrued and unpaid interest and premiums on the aggregate principal amount of the Existing Term Loans and all other amounts due under the Credit Agreement and (b) to all Term Lenders other than such New Term Loan Lenders all indemnities, cost reimbursements and other Obligations, if any, then due and owing to such Term Lenders under the Loan Documents (prior to the effectiveness of this First Amendment) and of which the Borrower has been notified;

(f)                the Administrative Agent shall have received (1) a customary Closing Certificate from an officer of the Borrower which shall include certifications to the effect of clauses (c) and (d) above and (2) (i) copies of each Organizational Document of each Loan Party, as applicable, and, to the extent applicable, certified as of a recent date by the appropriate governmental official, each dated the Closing Date or a recent date prior thereto or a certification that such Organizational Documents have not changed since the Closing Date; (ii) signature and incumbency certificates of the officers of each Loan Party executing the Loan Documents to which it is a party; (iii) resolutions of the board of directors or similar governing body of each Loan Party approving and authorizing the execution, delivery and performance of this First Amendment, and the performance of the Credit Agreement as amended hereby, certified as of the First Amendment Effective Date by its secretary or an assistant secretary as being in full force and effect without modification or amendment; (iv) a good standing certificate of a recent date from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation, and (v) such other documents as the Administrative Agent may reasonably request;

(g)               the Administrative Agent shall have received originally executed copies of the favorable written opinions of Sheppard, Mullin, Richter & Hampton and Jeff Linden, counsel for Loan Parties, as to such other matters as the Administrative Agent may reasonably request, dated as of the First Amendment Effective Date and otherwise in form and substance reasonably satisfactory to the Administrative Agent (and each Loan Party hereby instructs such counsel to deliver such opinions to the Administrative Agent and the Lenders); and

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(h)               all fees and expenses due and payable to the Administrative Agent, the Repricing Arrangers (as defined below) or the New Term Loan Lenders and required to be paid on the First Amendment Effective Date (including the reasonable out-of-pocket expenses of Latham & Watkins LLP) shall have been paid.

SECTION 7.      Effect of Amendment. On and after the First Amendment Effective Date, each reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby (the “Amended Credit Agreement”). Except as expressly provided in this First Amendment, nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, or any other Loan Document in similar or different circumstances. On and after the First Amendment Effective Date, this First Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. On and after the First Amendment Effective Date, as used in the Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import shall, unless the context otherwise requires, mean the Amended Credit Agreement.

SECTION 8.      Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this First Amendment by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 9.      Applicable Law. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

SECTION 10.      Submission to Jurisdiction. Section 10.15 of the Credit Agreement is hereby incorporated by reference.

SECTION 11.      Headings. The headings of this First Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 12.      Consents. For purposes of Section 10.06(c) of the Amended Credit Agreement, the Borrower hereby consents to any assignee of Barclays Bank PLC or any of its Affiliates becoming a New Term Lender in connection with the initial syndication of the New Term Loans to the extent the inclusion of such assignee in the syndicate had been disclosed to the Borrower prior to the First Amendment Effective Date.

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SECTION 13.      Arrangers and Bookrunners. The Borrower, the Administrative Agent and the New Term Lenders agree that (a) Barclays Bank PLC, GE Capital Markets, Inc., RBC Capital Markets and Deutsche Bank Securities Inc. shall be joint lead arrangers and joint bookrunners for this First Amendment (collectively, the “Repricing Arrangers”) and (b) except as otherwise agreed to in writing by the Borrower and the Repricing Arrangers, the Repricing Arrangers shall have no duties, responsibilities or liabilities with respect to this First Amendment, the Credit Agreement (as amended or otherwise) or any other Loan Document.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

RADNET MANAGEMENT, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

RADNET, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

[RadNet First Amendment Agreement Signature Page]

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BEVERLY RADIOLOGY MEDICAL GROUP, III

By: Beverly Radiology Medical Group, Inc., its general partner

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

By: Breastlink Medical Group, Inc., its general partner

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

By: Pronet Imaging Medical Group, Inc., its general partner

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: Co-President

ADVANCED IMAGING PARTNERS, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

AMERICAN RADIOLOGY SERVICES LLC

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

[Radnet First Amendment Agreement Signature Page]

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AMERICAN RADIOLOGY SERVICES OF DELAWARE, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

BEVERLY RADIOLOGY MEDICAL GROUP, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

BREASTLINK MEDICAL GROUP, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

COMMUNITY IMAGING PARTNERS, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

DELAWARE IMAGING PARTNERS, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

DIAGNOSTIC IMAGING SERVICES, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

[RadNet First Amendment Agreement Signature Page]

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FRI, Inc.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

FRI II, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

HEALTHCARE RHODE ISLAND LLC

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

IDE IMAGING PARTNERS, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

MID ROCKLAND IMAGING PARTNERS, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

NEW JERSEY IMAGING PARTNERS, Inc.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

[RadNet First Amendment Agreement Signature Page]

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PACIFIC IMAGING PARTNERS, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

PRONET IMAGING MEDICAL GROUP, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

QUESTAR IMAGING, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

QUESTAR LOS ALAMITOS, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

QUESTAR VICTORVILLE, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

raven holdings u.s., inc.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

[RadNet First Amendment Agreement Signature Page]

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RADIOLOGIX, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

RADIOLOGY ALLIANCE DELIVERY SYSTEM, LLC

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

RADIOLOGY AND NUCLEAR MEDICINE IMAGING PARTNERS, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

RADNET MANAGED IMAGING SERVICES, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

RADNET MANAGEMENT I, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

RADNET MANAGEMENT II, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

[Radnet First Amendment Agreement Signature Page]

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RADNET SUB, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

ROLLING OAKS IMAGING CORPORATION

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

ROLLING OAKS RADIOLOGY, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

RUTHERFORD IMAGING, LLC

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

SOCAL MR SITE MANAGEMENT, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

TREASURE COAST IMAGING PARTNERS, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

[Radnet First Amendment Agreement Signature Page]

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VALLEY IMAGING PARTNERS, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

HEALTH DIAGNOSTICS OF NEW JERSEY, L.L.C.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

IMAGE MEDICAL CORPORATION

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

ERAD, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

EAST BERGEN IMAGING, LLC

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

PROGRESSIVE X-RAY OF ENGLEWOOD, LLC

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

PROGRESSIVE X-RAY OF KEARNEY, LLC

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

[Radnet First Amendment Agreement Signature Page]

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PROGRESSIVE MEDICAL IMAGING OF BLOOMFIELD, LLC

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

PROGRESSIVE MEDICAL IMAGING OF HACKENSACK, LLC

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

PROGRESSIVE MEDICAL IMAGING OF UNION CITY, LLC

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

IMAGING ON CALL, LLC

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

ADVANCED NA, LLC

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

ADVANCED RADIOLOGY, LLC

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

[RadNet First Amendment Agreement Signature Page]

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BARCLAYS BANK PLC, as Administrative Agent

By: /s/ Noam Azachi

Name: Noam Azachi

Title: Vice President

[RadNet First Amendment Agreement Signature Page]

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